                AGREEMENT AND AMENDMENT TO AIRCRAFT SALES AGREEMENT

     THIS AGREEMENT AND AMENDMENT TO AIRCRAFT SALES AGREEMENT (this "Agreement") dated as of March 19, 1998 between AMERICAN AIRLINES, INC., a Delaware corporation ("American") and FEDERAL EXPRESS CORPORATION, a Delaware corporation ("FedEx").

                                      RECITALS

     1. American and FedEx entered into that certain Aircraft Sales Agreement dated as of April 7, 1995 (as amended, the "Purchase Agreement") pursuant to which American agreed to sell and FedEx agreed to purchase, among other things, twelve (12) Firm Aircraft for the Purchase Prices and on the Scheduled Delivery Dates described in the Purchase Agreement. FedEx also granted to American Put Options to sell to FedEx up to seven (7) Put Option Aircraft.

     2. FedEx has agreed to reschedule the Scheduled Delivery Dates of the three (3) Firm Aircraft (collectively, the "Rescheduled Delivery Aircraft") with Scheduled Delivery Dates of October 14, 1998, February 17, 1999 and June 16, 1999 to June 14, 2002, October 11, 2002 and February 14, 2003,
respectively (the "Rescheduled Delivery Dates") in consideration of and for American's agreement to (i) reduce the Purchase Price for the Rescheduled Delivery Aircraft, (ii) reduce the Spare Purchase Price for one (1) Spare Engine, (iii) exercise the Put Options for all seven (7) Put Option Aircraft and (iv) reschedule the purchase and delivery dates of certain Spare Parts, all of the foregoing as more particularly described below.

     3. American and FedEx desire to document the terms and conditions of their agreements as provided below.

                                     AGREEMENT

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, American and FedEx agree as follows:

A.   EXERCISE OF PUT OPTIONS

          American hereby exercises all seven (7) Put Options granted by FedEx as set forth in Section 2.02. of the Purchase Agreement for the sale of all seven (7) Put Option Aircraft to FedEx with the Scheduled Delivery Dates described in Section 2.02. A Designation and an Engine Designation will be provided by American to FedEx for each Put Option Aircraft in accordance with Section 2.04 of the Purchase Agreement designating the Airframe and Engines that will be tendered to FedEx by American on each Scheduled Delivery Date for the Put Option Aircraft. FedEx acknowledges and accepts receipt of the notice of exercise of all seven (7) Put Options and agrees that, notwithstanding any provision in the Purchase Agreement to the contrary, this Agreement shall constitute a Put Option Exercise of all seven (7) Put Options in compliance with the form, content, delivery and other requirements of exercise of the Put Options pursuant to the terms of the Purchase Agreement, and to the extent such notice does not comply with the terms of the Purchase Agreement, FedEx waives any such non-compliance. Pursuant to the Purchase Agreement, American and FedEx agree that each of the seven (7) Put Options have been validly exercised in accordance with the terms of the Purchase Agreement, and American hereby agrees to sell and deliver to FedEx, and FedEx hereby agrees to purchase and accept delivery of, the seven (7) Put Option aircraft on the Scheduled Delivery Dates and for the Purchase Prices listed in
     Section 2.02 of the Purchase Agreement and otherwise in accordance with the terms of the Purchase Agreement. FedEx agrees to deliver the Deposits for each of the seven (7) Put Option Aircraft in accordance with Section 2.06.

B.   AMENDMENTS TO THE PURCHASE AGREEMENT

          1. Section 2.01 of the Purchase Agreement is amended by deleting the table in Section 2.01 and replacing it with the following table:


               LATEST DESIGNATION  SCHEDULED DELIVERY
     DELIVERY       DATE            DATE                  PURCHASE
     NUMBER                                               PRICE
    ---------  ------------------  ------------         ----------
          1         7-May-95       17-Jan-96             $*
          2         12-June-95     12-June-96             *
          3         16-Oct-95      20-Sept-96             *
          4         12-Feb-96      28-Feb-97              *
          5         11-June-96     11-June-97             *
          6         15-Oct-96      15-Oct-97              *
          7         14-Jan-97      14-Jan-98              *
          8         17-June-97     17-June-98             *
          9         13-Oct-98      13-Oct-99              *
          10        14-June-01     14-June-02             *
          11        11-Oct-01      11-Oct-02              *
          12        14-Feb-02      14-Feb-03              *


     The agreement to reschedule the original Scheduled Delivery Dates of the Rescheduled Delivery Aircraft to the Rescheduled Delivery Dates is not considered a delay by either FedEx or American under the Purchase Agreement, and neither party is entitled to any further compensation or any further reduction in the
_______________________
 *Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

     Purchase Price for rescheduling the original Scheduled Delivery Dates to the Rescheduled Delivery Dates.

          2. Section 4.02 is amended by deleting the following text: "; provided, however, that so long as the Delivery of three Aircraft occurs in each of the years from 1996 through 1999 (i) the aggregate Average Unit Prices of MD-11 Spare Parts that shall be sold by American to FedEx, and purchased by FedEx from American, in each year from 1996 through 1999 shall be $[*]".

          3. The Purchase Agreement is amended by inserting the following line to the end of the table in Table A to Exhibit L to the Purchase Agreement under the appropriate headings:

     Twelve-Month
     Period Ended   C Check   First Interval      Second Interval
        May 31        Cost     Items Cost          Items Cost

     [                     *                                        ]

          4. The Purchase Agreement is amended by deleting Exhibit Q to the Purchase Agreement in its entirety and replacing it with the attachment to this Agreement attached as Schedule 1.

C.   REVISIONS TO DELIVERY DATES

     American and FedEx may (but without any obligation to do so) by written agreement amend the Purchase Agreement to reschedule the Scheduled Delivery Dates of the Rescheduled Delivery Aircraft (as rescheduled pursuant to Section B.1 of this Agreement) to delivery dates in the years 2000, 2001 and 2002 mutually satisfactory to American and FedEx, provided, however, such amendment would not require American to deliver to FedEx more than four (4) Aircraft during any twelve (12) month period of time and FedEx notifies American of its desire to so amend the Purchase Agreement on or before May 15, 1998 by providing written notice in the manner prescribed by
     Section 17.01 of the Purchase Agreement.

D.   MISCELLANEOUS

          1. Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain unmodified and in full force and effect.

          2. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the laws of conflicts of the State of New York.
_______________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

          3. The parties agree to treat this Agreement and the information contained herein as confidential information in accordance with Section 15.01 of the Purchase Agreement.

          4. Capitalized but undefined terms used in this Agreement have the meanings assigned to such terms in the Purchase Agreement.

          5. This Agreement may be executed in several counterparts, all of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

                              [Signature Page Follows]

     IN WITNESS WHEREOF, American and FedEx have caused this Agreement to be duly executed and delivered as of the date and year first above written.


                              AMERICAN AIRLINES, INC.



                          By: /s/  JEFFREY C. CAMPBELL
                              --------------------------------
                              Jeffrey C. Campbell
                              Vice President-Corporate
                              Development and Treasurer




                              FEDERAL EXPRESS CORPORATION


      APPROVED
   AS TO LEGAL FORM       By: /s/  JAMES R. PARKER
   KHS     3-20-98            -----------------------------------
  ------------------          James R. Parker
      LEGAL DEPT.             Vice President-Fleet Development & Acquisitions

                                      SCHEDULE 1

                    EXHIBIT Q TO AIRCRAFT SALES AGREEMENT BETWEEN
                       AMERICAN AIRLINES, INC. ("AMERICAN") AND
                        FEDERAL EXPRESS CORPORATION ("FEDEX")
                        DATED APRIL 7, 1995 (THE "AGREEMENT")

         SECTION 1--MD-11 SPARE PARTS PURCHASE DATES, PURCHASE OBLIGATIONS, AND DELIVERY OBLIGATIONS TO BE PURCHASED IN CONJUNCTION WITH DELIVERIES
     OF FIRM AIRCRAFT AND PUT OPTION AIRCRAFT SOLD PURSUANT TO THE PUT OPTIONS


                                                                                                           SPARES
                                                                                                          PURCHASE
                                                                               SPARES                     PRICE OF
                                                SPARES                        PURCHASE                    A PAIR OF
                                               PURCHASE                       PRICE OF                     SPARE
SCHEDULED                       AVERAGE       PRICE TO BE    NUMBER OF        A SPARE       SPARE         THRUST
  DATE OR                      UNIT PRICE      PAID FOR        SPARE            APU         THRUST        REVERSERS
YEAR FOR THE       MD-11        OF MD-11        MD-11          APU'S          PURCHASED    REVERSERS      PURCHASED
PURCHASE OF        SPARE       SPARE PARTS       SPARE       SCHEDULED           ON        SCHEDULE        ON THE
 THE MD-11         PARTS         TO BE        PARTS TO BE      TO BE          THE DATE       TO BE          DATE
SPARE PARTS     PERCENTAGE     PURCHASED       PURCHASED     PURCHASED         SHOWN*      PURCHASED       SHOWN*

[                                                                              *
















                                                                            ]


_______________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                   EXHIBIT Q TO AIRCRAFT SALES AGREEMENT BETWEEN
                      AMERICAN AIRLINES, INC. ("AMERICAN") AND
                       FEDERAL EXPRESS CORPORATION ("FEDEX")
                       DATED APRIL 7, 1995 (THE "AGREEMENT")

       SECTION 2-MD -11 SPARE PARTS PURCHASE DATES, PURCHASE OBLIGATIONS, AND DELIVERY OBLIGATIONS TO BE PURCHASED IN CONJUNCTION WITH DELIVERIES OF
           PURCHASE OPTION AIRCRAFT SOLD PURSUANT TO THE PURCHASE OPTIONS

          Any capitalized term used herein shall have the meaning ascribed to it in the Agreement unless expressly defined herein.

[                                 *





















                                                                    ]



_______________________
 *Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                   EXHIBIT Q TO AIRCRAFT SALES AGREEMENT BETWEEN
                      AMERICAN AIRLINES, INC. ("AMERICAN") AND
                       FEDERAL EXPRESS CORPORATION ("FEDEX")
                       DATED APRIL 7, 1995 (THE "AGREEMENT")

            SECTION 3-- SPARE ENGINE PURCHASE DATES AND PURCHASE PRICES

          Any capitalized term used herein shall have the meaning ascribed to it in the Agreement unless expressly defined herein.

          The dates on which FedEx shall purchase from American and American shall sell the Spare Engines to FedEx in conjunction with the sale of the Firm Aircraft and the Spares Purchase Price for each such Spare Engine are as follows:


                                                  SPARE PURCHASE PRICE
          SPARE ENGINE PURCHASE DATE                FOR SPARE ENGINE
          --------------------------              --------------------

               *                                            $*
               *                                            $*
               *                                            $*
               *                                            $*
               *                                            $*



          In the event that all the Put Option Aircraft are purchased pursuant to an exercise of the Put Options by American or the Purchase Options by FedEx, FedEx will purchase from American and American will sell to FedEx on the following Spare Engines on the following dates:


                                                   SPARE PURCHASE PRICE
               ORIGINAL SALE DATE                    FOR SPARE ENGINE
               ------------------                  --------------------
                    *                                       $*
                    *                                       $*
                    *                                       $*
                    *                                       $*
                    *                                       $*

          [                             *




                                                          ]



_______________________

 *Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.